                                                                   EXHIBIT 10.29


               SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT


  This Seventh Amendment to Loan and Security Agreement, dated as of May 12, 1997 (this "Amendment"), is by and among Wolfe Nursery, Inc., a Delaware
            ---------
corporation, Tip Top Nurseries, Inc., an Arizona corporation, Nurseryland Garden Centers, Inc., a California corporation, as borrowers (collectively, the "Borrowers"), Sunbelt Nursery Group, Inc., a Delaware corporation, Sunbelt
 ---------
Nursery Holdings, Inc., an Arizona corporation, Sunbelt Management Services, Inc., a Delaware corporation, as guarantors (collectively, the "Guarantors" and,
                                                                ----------
together with the Borrowers, the "Loan Parties"), and American National Bank and
                                  ------------
Trust Company of Chicago, a national banking association, as lender (the "Lender"). Capitalized terms used in this Amendment and not otherwise defined
 ------
have the meanings assigned to such terms in the Loan Agreement (as defined below).

                                 W I T N E S S E T H:
                                 - - - - - - - - - -

  WHEREAS, the Loan Parties and the Lender are parties to the Loan and Security Agreement dated as of October 14, 1994 (as such agreement has been or may be amended, modified, restated or supplemented from time to time, the "Loan
                                                                    ----
Agreement") under which the Lender provided the Borrowers with a $12,000,000
---------
revolving credit facility;

  WHEREAS, the Borrowers have requested the Lender apply the proceeds of a certificate of deposit maintained by the Loan Parties with, and pledged to, the Lender to the Borrowers' obligations under the Loan Agreement; and

  WHEREAS, the Loan Parties and the Lender desire to amend the Loan Agreement to, among other things, (i) decrease the maximum facility under the Loan Agreement to $7,000,000 until May 30, 1997, at which time the maximum facility will reduce to $6,000,000, (ii) establish a $2,000,000 reserve against the Borrowing Base and (iii) modify the payment terms of the Facility Fee, all on the terms and subject to the conditions of this Amendment;

  NOW, THEREFORE, in consideration of the foregoing recitals, the actions contemplated therein and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties to this Amendment agree as follows:

  SECTION 1.  AMENDMENTS TO LOAN AGREEMENT
              ----------------------------

  On the date this Amendment becomes effective, after completion by the Loan Parties of the conditions set forth in Section 4 of this Amendment (the "Closing
                                       ---------                         -------
Date"), the Loan Agreement is amended as follows:
----

        1.1 Section 1.1 of the Loan Agreement is amended by deleting the last
            -----------
sentence of the definition of "Maximum Revolving Facility" in its entirety and
                               --------------------------
replacing it as follows:

        The Maximum Revolving Facility shall be $7,000,000 through May 30, 1997. Commencing May 31, 1997, the Maximum Revolving Facility shall be $6,000,000.

        1.2 Section 1.1 of the Loan Agreement is further amended by deleting the
            -----------
definition of "Total Facility" in its entirety and replacing it as follows:
               --------------

             "Total Facility" shall mean the amount of $7,000,000 through May
              --------------
        30, 1997. Commencing May 31, 1997, the Total Facility shall mean the amount of $6,000,000.

        1.3 Section 2.1(A) of the Loan Agreement is amended by deleting the
            --------------
first sentence of such section in its entirety and replacing it as follows:

        Subject to the provisions of Section 4 below, after execution of the
                                     ---------
        Financing Agreements, Lender shall advance to each Borrower, on a revolving credit basis, Revolving Loans ("Revolving Loans") in such
                                                  ---------------
        aggregate amounts as such Borrower may from time to time request but not exceeding at any one time outstanding an amount equal to (i) the Borrowing Base of such Borrower minus an amount for all Borrowers
                                        -----
        equal to $2,000,000 minus (ii) the aggregate stated amount of all
                            -----
        outstanding Letters of Credit; provided, however, that Lender shall
                                       --------  -------
        not be obligated to make any such advance to any Borrower if, after such advance, the aggregate amount of all Revolving Loans made to all Borrowers would exceed the Maximum Revolving Facility minus the
                                                              -----
        aggregate stated amount of all Letters of Credit for all Borrowers.

        1.4 Section 2.5(E) of the Loan Agreement is amended by deleting such
            --------------
section in its entirety and replacing it as follows:

        (E) Borrowers shall pay to Lender in arrears on the last day of each calendar month a facility fee equal to one-half of one percent (0.50%) per annum upon the Total Facility (the "Facility Fee"); provided, however, that
                                         ------------    --------  -------
     the Facility Fee for the month of May, 1997, will be calculated as if the Total Facility was $7,000,000 commencing on the first day of such month.

        SECTION 2.  AUTHORIZATION
                    -------------

  The Loan Parties authorize the Lender to apply the proceeds of certificate of deposit number 1941370 maintained with, and pledged to, the Lender to the Borrowers' Liabilities.

        SECTION 3.  REPRESENTATIONS AND WARRANTIES
                    ------------------------------

  To induce the Lender to enter into this Amendment and to extend further credit under the Loan Agreement, as amended by this Amendment, each Loan Party severally represents and warrants to the Lender that:

        3.1 Due Authorization, Etc. The execution, delivery and performance by
            ----------------------
such Loan Party of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental, regulatory or other approvals (if any are required), and do not and will not contravene or conflict with any provision of (i) any law, (ii) any judgment, decree or order, or (iii) such Loan Party's Certificate of Incorporation or By-Laws, and do not and will not contravene or conflict with, or cause any lien to arise under any provision of any agreement or instrument binding upon such Loan Party or upon any of its property. This Amendment and the Loan Agreement, as amended by this Amendment, are the legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their respective terms.

        3.2 No Default, Etc. As of the Closing Date, (i) no Event of Default or
            ---------------
Default under the Loan Agreement, as amended by this Amendment, has occurred and is continuing or will result from the amendments set forth in this Amendment and
(ii) the representations and warranties of such Loan Party contained in the Loan Agreement are true and correct.

        3.3 Litigation. As of the Closing Date, except as previously disclosed
            ----------
by such Loan Party to the Lender in writing, no claims, litigation (including, without limitation, derivative actions), arbitration proceedings, governmental investigations or proceedings or regulatory proceedings are pending, or to the knowledge of such Loan Party, threatened against it, nor does such Loan Party know of any basis for the foregoing. In addition, there are no inquiries, formal or informal, which might give rise to such actions, proceedings or investigations.

        3.4 Pier 1 Agreements. As of the Closing Date, no default exists under
            -----------------
any of the Pier 1 Agreements.

        SECTION 4. CONDITIONS TO EFFECTIVENESS
                   ---------------------------

  The obligation of the Lender to make the amendments contemplated by this Amendment and the effectiveness thereof, are subject to the following:

        4.1 Representations and Warranties. The representations and warranties
            ------------------------------
of the Loan Parties contained in this Amendment are true and correct as of the Closing Date.

        4.2 Application of Certificate of Deposit Proceeds. The Lender has
            ----------------------------------------------
applied to the Borrowers' Liabilities the proceeds of certificate of deposit number 1941370 maintained with, and pledged to, the Lender.

        4.3 Payment of May Facility Fee. The Lender has received the Facility
            ---------------------------
Fee for May, 1997.

        4.4 Documents.  The Lender has received all of the following, each duly
            ---------
executed and dated as of the Closing Date (or such other date as is satisfactory to the Lender) in form and substance satisfactory to the Lender:

        (A)  Seventh Amendment.  This Amendment;
               ---------------

        (B) Resolutions. Resolutions of the Board of Directors of each Loan
            -----------
     Party authorizing or ratifying the execution, delivery and performance of this Amendment;

        (C) Consents, Etc. Certified copies of all documents evidencing any necessary corporate action, consents and governmental approvals, if any, with respect to this Amendment or any other document provided for under this Amendment; and

        (D) Other.  Such other documents as the Lender may reasonably request.
            -----

        SECTION 5.  MISCELLANEOUS
                    -------------

        5.1 Captions. The recitals to this Amendment (except for definitions)
            --------
and the section captions used in this Amendment are for convenience only, and do not affect the construction of this Amendment.

        5.2 Governing Law; Severability. THIS AMENDMENT IS A CONTRACT MADE UNDER
            ---------------------------
AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. Wherever possible, each provision of this Amendment must be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is prohibited by or invalid under such law, such provision is only ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

        5.3    Counterparts.  This Amendment may be executed in any number of
               ------------
counterparts and by the different parties on separate counterparts, and each such counterpart is deemed to be an original, but all such counterparts together constitute but one and the same Amendment.

        5.4 Successors and Assigns. This Amendment is binding upon each Loan
            -----------------------
Party and the Lender and their respective successors and assigns, and inures to the sole benefit of each Loan Party and the Lender and their successors and assigns. The Loan Parties have no right to assign their respective rights or delegate their respective duties under this Amendment.

        5.5 References. From and after the Closing Date, each reference in the
            ----------
Loan Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in any Financing Agreement to the Loan Agreement or to any term, condition or provision contained "thereunder," "thereof," "therein," or words of like import, mean and are a reference to the Loan Agreement (or such term, condition or provision, as applicable) as amended, supplemented or otherwise modified by this Amendment.

        5.6 Continued Effectiveness. Notwithstanding anything contained in this
            ------------------------
Amendment, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Loan Agreement. The parties to this Amendment expressly do not intend to extinguish the Loan Agreement. Instead, it is the express intention of the parties to this Amendment to reaffirm the indebtedness created by and secured under the Loan Agreement. The Loan Agreement, as amended by this Amendment, remains in full force and effect.

        5.7 Costs, Expenses and Taxes. Each Loan Party affirms and acknowledges
            --------------------------
that Section 10.2 and Section 10.3 of the Loan Agreement applies to this Amendment and the transactions and agreements and documents contemplated under this Amendment.

        5.8 Guarantors Reaffirmation. Each of the Guarantors acknowledges that it has read this Amendment and consents to this Amendment and agrees that its Guaranty of the Guaranteed Obligations (as defined in such Guaranty) continues in full force and effect, is valid and enforceable and is not impaired or otherwise affected by the execution of this Amendment or any other document or instrument delivered in connection with this Amendment.

                          *     *     *     *      *

  Delivered at Chicago, Illinois, as of the day and year first above written.



                                WOLFE NURSERY, INC.,
                                as a Borrower


                                By:/s/Richard R. Dwyer
                                   -----------------------
                                    Name: Richard R. Dwyer
                                    Title: President



                                TIP TOP NURSERIES, INC.,
                                as a Borrower


                                By:/s/Richard R. Dwyer
                                   -----------------------
                                    Name: Richard R. Dwyer
                                    Title: President


                                NURSERYLAND GARDEN CENTERS, INC.,
                                as a Borrower


                                By:/s/Richard R. Dwyer
                                   -----------------------
                                    Name: Richard R. Dwyer
                                    Title: President



                                SUNBELT NURSERY GROUP, INC.,
                                as a Guarantor

                                By:/s/Richard R. Dwyer
                                   -----------------------
                                    Name: Richard R. Dwyer
                                    Title: President



                                SUNBELT NURSERY HOLDINGS, INC.,
                                as a Guarantor

                                By:/s/Richard R. Dwyer
                                   -----------------------
                                    Name: Richard R. Dwyer
                                    Title: President

                                SUNBELT MANAGEMENT SERVICES, INC.,
                                as a Guarantor


                                By:/s/Timothy R. Duoos
                                   -------------------------------
                                    Name: Timothy R. Duoos
                                    Title: Chief Executive Officer



                                AMERICAN NATIONAL BANK AND
                                  TRUST COMPANY OF CHICAGO



                                By:/s/Elizabeth J. Limpert
                                   --------------------------------
                                    Elizabeth J. Limpert
                                    First Vice President


          Timothy R. Duoos, guarantor under the Guaranty dated as of October 14, 1994 (the "Duoos Guaranty") made in favor of the Lender, acknowledges that he
           --------------
has read this Amendment referenced herein and consents to this Amendment and agrees that his guarantee of the Guaranteed Obligations (as defined in the Duoos Guaranty) continues in full force and effect, is valid and enforceable and is not impaired or otherwise affected by the execution of this Amendment or any other document or instrument delivered in connection with this Amendment.



                                /s/Timothy R. Duoos
                                -------------------------
                                Timothy R. Duoos